Resource Real Estate Diversified Income Fund (the “Fund”)

Supplement No. 3 dated May 5, 2020 to the

Prospectus dated January 15, 2020,

as previously supplemented on February 3, 2020 and April 17, 2020 (the “Prospectus”)

Supplement No. 3 dated May 5, 2020 to the

Statement of Additional Information dated January 15, 2020,

as previously supplemented on February 3, 2020 and April 3, 2020 (the “Statement of Additional Information”)

The disclosure under “Proposed Reorganization” under “MANAGEMENT OF THE FUND” is deleted in its entirety and replaced with the following:

On December 7, 2019, Resource America, Inc., Resource Real Estate, LLC (the “Adviser”), Resource Alternative Advisor, LLC (together with Resource America, Inc. and the Adviser, “Resource”) and C-III Capital Partners LLC entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Goldman Sachs Asset Management, L.P. (“GSAM”), pursuant to which GSAM will acquire certain assets related to Resource’s investment management business (the “Transaction”).

On December 3, 2019, at a meeting of the Board of Trustees (the “Board”) of the Fund, the Board considered and unanimously approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) by and among the Fund, the Adviser, the Goldman Sachs Real Estate Diversified Income Fund (the “GS Real Estate Fund”) and GSAM (the investment adviser to the GS Real Estate Fund). Pursuant to the Plan of Reorganization, if various conditions are satisfied, the Fund will be reorganized into the GS Real Estate Fund, whereby the GS Real Estate Fund will receive all of the assets and assume certain stated liabilities of the Fund (the “Reorganization”). In connection with the Reorganization, each shareholder of the Fund will receive shares of the GS Real Estate Fund. The Reorganization is intended to be a tax-free transaction to shareholders. Additionally, Fund shareholders will not incur any transaction charges as a result of the Reorganization.

The Transaction and the Reorganization are expected to close on or about May 15, 2020, but are subject to certain approvals and conditions to closing. The Fund’s shareholders approved the Reorganization at a special meeting of the Fund’s shareholders held on May 1, 2020.

In order to accommodate an orderly closing of the Transaction and the Reorganization, May 12, 2020 is the last day that the Fund will accept purchase orders for shares or sell additional shares of the Fund. The Fund remains open to new accounts and shareholders can continue to purchase shares through close of business on May 12, 2020, subject to the current limitations and conditions described in this Prospectus.

This Supplement, the Prospectus and the Fund’s Statement of Additional Information, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Prospectus and Statement of Additional Information can be obtained without charge by calling toll-free (855) 747-9559.